                                                                     EXHIBIT 1.1
                               5,000,000 Shares

                               D.R. HORTON, INC.

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                 March [5], 1997

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON BROTHERS INC
c/o SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          D.R. Horton, Inc., a Delaware corporation (the "Company"), proposes to
                                                          -------
issue and sell an aggregate of 4,000,000 shares of its common stock, $0.01 par value per share (the "Common Stock"), to you ("you" or the "Underwriters"), and
                      ------------             ---          ------------
the persons named in Schedule I hereto (the "Selling Stockholders") propose to
                     ----------              --------------------
sell to the several Underwriters an aggregate of 1,000,000 shares of Common Stock. The Company and the Selling Stockholders are hereinafter sometimes referred to as the "Sellers". The 4,000,000 shares of Common Stock to be issued
                    -------
and sold to the Underwriters by the Company and the 1,000,000 shares of Common Stock to be sold to the Underwriters by the Selling Stockholders are hereinafter referred to as the "Firm Shares". The Company and the Selling Stockholders also
                    -----------
propose to sell to the Underwriters, upon the terms and conditions set forth in
Section 2 hereof, up to an additional 750,000 shares (the "Additional Shares")
                                                           -----------------
of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares".
                                 ------

          The Company and the Selling Stockholders wish to confirm as follows their respective agreements with you in connection with the several purchases of the Shares by the Underwriters.

          1.   Registration Statement and Prospectus.  The Company has prepared
               -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in
                                                            ----------
accordance with the provisions of the Securities Act of 1933, as amended, and the published rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus
 ----------------------
subject to completion relating to the Shares. The term "Registration Statement"
                                                        ----------------------
as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as amended prior to the execution of this Agreement, and any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used
                                               ----------------------
in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the
                               ----------
prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means
                       ---------------------
the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), which, upon filing, are
                               ------------
incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents
                                    ----------------------
which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

          2.   Agreements to Sell and Purchase.  Subject to such adjustments as
               -------------------------------
you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[ ] per Share (the "purchase price per share"), the number of Firm
                              ------------------------
Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

     Subject to such adjustments as you may determine in order to avoid fractional shares, each Selling Stockholder agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder at the purchase price per share that number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

     The Company and the Selling Stockholders also agree, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company and the Selling Stockholders, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at
                            ---------------------
any time and from time to time prior to 9:00 P.M., New York City
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                                      -4-

time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 600,000 Additional Shares from the Company and up to an aggregate of 150,000 shares from the Selling Stockholders (the maximum number of Additional Shares which each of them agrees to sell upon the exercise by the Underwriters of the over-allotment option is set forth opposite their respective names in Schedule
I). Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The number of Additional Shares which the Underwriters elect to purchase upon any exercise of the over-allotment option shall be provided by the Company and by each Selling Stockholder in proportion to the respective maximum numbers of Additional Shares which the Company and each such Selling Stockholder has agreed to sell. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold by the Company and the Selling Stockholders as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

     Certificates in transferable form for the Shares (including any Additional Shares) which each of the Selling Stockholders agrees to sell pursuant to this Agreement have been placed in custody with [the Company] (the "Custodian") for
                                                               ---------
delivery under this Agreement pursuant to a Custody Agreement (the "Custody
                                                                    -------
Agreement") and Power of Attorney (the "Power of Attorney") executed by each of
---------                               -----------------
the Selling Stockholders appointing Donald R. Horton as agent and attorney-in-fact (the "Attorney-in-Fact"). Each Selling Stockholder agrees that (i) the
           ----------------
Shares represented by the certificates held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Stockholder, (ii) the arrangements made by the Selling Stockholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable, and (iii) the obligations of the Selling Stockholders hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of any Selling Stockholder or the occurrence of any
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                                      -5-


other event. If any Selling Stockholder shall die or be incapacitated or if any other event shall occur before the delivery of the Shares hereunder, certificates for the Shares of such Selling Stockholder shall be delivered to the Underwriters by the Attorney-in-Fact in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorney-in-Fact or any Underwriter shall have received notice of such death, incapacity or other event. Each Selling Stockholder agrees the Attorney-in-Fact is authorized, on behalf of each of such Selling Stockholder, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling Stockholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Stockholder in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Stockholder, and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

          3.   Terms of Public Offering.  The Sellers have been advised by you
               ------------------------
that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable upon the terms set forth in the Prospectus.

          4.   Delivery of the Shares and Payment Therefor.  Delivery to the
               -------------------------------------------
Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on March [ ], 1997 (the "Closing Date"). The place of closing
                                         ------------
for the Firm Shares and the Closing Date may be varied by agreement among you, the Company and the Attorney-in-Fact.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which
                                                  -------------------
may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company and the Attorney-in -Fact of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement among you, the Company and the Attorney-in-Fact.

     Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer of immediately available funds to accounts specified by each of the Company and the Custodian not later than two business days before the Closing Date or the Option Closing Date, as the case may be.

          5.   Agreements of the Company.  The Company agrees with the several
               -------------------------
Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation or the threatening of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus or suspending any such qualification, the Company will promptly use its best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge (i) five copies of the registration statement as originally filed with the Commission and of each amendment thereto, including all exhibits thereto, (ii) each PrePricing Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) such number of copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iv) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (v) five copies of the exhibits to the Incorporated Documents.

          (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in paragraph (f) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no
                                                            --------
     event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the date the Registration Statement is declared effective by the Commission (the "Effective Date") and ending not
                                                --------------
     later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll(a) of the Act.

          (i) During the period of five years hereafter, the Company will furnish to you as soon as available, a copy of all public materials furnished by the Company to its stockholders and all public reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission.

          (j) If this Agreement shall terminate or shall be terminated pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including fees and expenses of your counsel) incurred by you in connection herewith.

          (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance with the description set forth in the Prospectus.

          (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

          (m) The Company will not sell, contract to sell or otherwise dispose of any Common Stock (other than the Shares) or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options, warrants or other rights to purchase Common Stock, for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.; provided, however, that the foregoing shall not prohibit
                        --------  -------
     (i) the grant of options pursuant to stock option plans existing on the date hereof, (ii) the issuance of Common Stock upon exercise of options granted under stock option plans referred to in clause (i) or pursuant to employee benefit plans existing on the date hereof or (iii) the issuance of Common Stock or options, warrants or other rights to purchase Common Stock in connection with the acquisition of a business by the Company, provided that the entity that receives such Common Stock or such options, warrants or rights agrees to be bound by this Section 5(m).

          (n) The Company has furnished or will furnish to you "lock-up" letters described in the Prospectus in form and substance satisfactory to you, signed by certain of its executive officers and directors and previously designated by you.

          (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (p) The Company will take all steps necessary to effect the listing of the Shares, subject to notice of issuance, on the New York Stock Exchange.

          6.   Agreements of the Selling Stockholders.  Each of the Selling
               --------------------------------------
Stockholders agrees with the several Underwriters as follows:

          (a) Such Selling Stockholder will cooperate to the extent necessary to cause the registration statement or any post-effective amendment thereto to become effective at the earliest possible time.

          (b) Such Selling Stockholder will pay all Federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters.

          (c) Such Selling Stockholder will do or perform all things required to be done or performed by the Selling Stockholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          (d) Such Selling Stockholder will not sell, contract to sell or otherwise dispose of any Common Stock (other than the Shares and other than up to an aggregate of 150,000 shares by executive officers, directors and Selling Stockholders subsequent to the completion of the distribution of the Shares) or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options, warrants or other rights to purchase Common Stock, for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.; provided, however, that the foregoing shall not prohibit gifts or donations
     --------  -------
     to persons who agree to be bound by this Section 6(d).

          (e) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (f) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof of any material change in information relating to such Selling Stockholder provided by such Selling Stockholder specifically for inclusion under the caption "Selling Stockholders" in the Prospectus.

          (g) Such Selling Stockholder will deliver to Smith Barney Inc. prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9.

          7.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made); provided that no representation or warranty is made as to information
     --------
     contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through you with respect to any Underwriter specifically for inclusion therein or in reliance upon and in conformity with written information provided by a Selling Stockholder to the Company concerning such Selling Stockholder specifically for inclusion under the caption "Selling Stockholders" in the Prospectus.

          (c) The Incorporated Documents, when they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained or will contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or incorporated by reference in the Prospectus present fairly the consolidated financial position and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (e) Ernst & Young, LLP, who have reported on the audited financial statements of the Company, whose report is incorporated by reference in the Prospectus and who have delivered the initial letter referred to in Section 10(g) hereof, are independent public accountants as required by the Act.

          (f) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Prospectus have been prepared in all material respects in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The material assumptions used in the preparation of the pro forma financial statements and other pro forma information in the Prospectus are set forth therein and are reasonable, and the adjustments used therein are appropriate to give pro forma effect to the transactions or circumstances referred to therein.

          (g)  The Company and each of its subsidiaries (as defined in Section
     16) have been duly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse
                                                       ----------------
     Effect"), and have all power and authority necessary to own or hold their
     ------
     respective properties and to conduct the businesses in which they are engaged.

          (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in or incorporated by reference in the Prospectus; and all of the issued equity securities of each subsidiary of the Company have been duly authorized and validly issued and, as to shares of capital stock of any corporation constituting a subsidiary, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than restrictions on transfer imposed by applicable securities laws.

          (i) The unissued shares of the Common Stock to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and such shares will conform to the description thereof contained in or incorporated by reference in the Prospectus.

          (j) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Act or applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements incorporated by reference in the Prospectus, any loss or interference with the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, resulting in a Material Adverse Effect; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (l) Other than with respect to the offering contemplated hereby and the shares of Common Stock received in connection with the acquisition (The "Torrey Acquisition") of the Torrey Group of Companies ("Torrey"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (m) The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to an exemption from the registration requirements of the Act other than shares issued pursuant to stock options plans or other employee benefit plans and shares issued in connection with the Torrey Acquisition.

          (n) This Agreement has been duly authorized, executed and delivered by the Company.

          (o) The Company and its subsidiaries own the items of real property and personal property purported to be owned by them which are material to the conduct of the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects, except such as are described or incorporated by reference in the Prospectus or such as would not have a Material Adverse Effect. All real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are described in the Prospectus or such as would not have a Material Adverse Effect.

          (p) Except as described or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which are reasonably likely to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or by others.

          (q) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (r) To the knowledge of the Company, all real property owned (either presently or at any time in the past), or presently leased by the Company and its subsidiaries in connection with the operation of its business, including, without limitation, any subsurface soils and ground water (collectively, the "Realty"), is free of contamination from any substance
                         ------
     or material presently known to be toxic or hazardous, including, without limitation, any radioactive substance, methane, volatile hydrocarbons or industrial solvents (each a "Hazardous Substance"), which could reasonably
                                  -------------------
     be expected to materially impair the beneficial use thereof by the Company and its subsidiaries or constitute or cause a significant health, safety or other environmental hazard to occupants or users (except for contaminations which would not have a Material Adverse Effect); and to the knowledge of the Company, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings or other supports for the improvements located thereon, the presence of which would have a Material Adverse Effect. Notwithstanding the foregoing,

     Hazardous Substances shall be deemed not to include any supplies or substances maintained, used, stored or held on the Realty which are (i) naturally occurring, (ii) installed by public utilities or (iii) used in the ordinary course of the Company's or its subsidiaries' business, provided that such supplies or substances are stored, used, maintained and held in all material respects in accordance with any applicable governmental requirements and with restrictions, conditions and standards suggested by the manufacturer and the Company's insurance carriers.

          (s) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

          (t) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses.

          (u) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses the absence of which would have a Material Adverse Effect and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (v) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described or incorporated by reference in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act.

          (w) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which could reasonably be expected to have a Material Adverse Effect.

          (x) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which would reasonably likely have) a Material Adverse Effect.

          (y) Since the date as of which information is given in the Prospectus and through the date hereof, and except as may otherwise be disclosed or incorporated by reference in the Prospectus, the Company has not (i) issued or granted any securities other than shares of Common Stock issued pursuant to stock option plans or other employee benefit plans existing on the date hereof or the grant of options pursuant to option plans existing on the date hereof, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock, and, from the date of the Prospectus, the Company has not incurred any material liability other than in the ordinary course of business.

          (z) The Company is in full compliance with Section 13(b)(2) of the Exchange Act.

          (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject as a result of which default there would be a Material Adverse Effect or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business which violation or failure would have a Material Adverse Effect.

          (bb) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          8.  Representations and Warranties of the Selling Stockholders.  Each
              ----------------------------------------------------------
Selling Stockholder represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder has (except with respect to certain shares of Common Stock for which the Selling Stockholders hold options as designated on Schedule 2 (collectively, the "Selling Stockholder Option
                                                  --------------------------
     Shares")) and immediately prior to the Closing Date the Selling Stockholder will have good and valid title to the shares of Common Stock (including the Selling Stockholder Option Shares) to be sold by it hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (b) Such Selling Stockholder has placed (or, with respect to the Selling Stockholder Option Shares, will have placed by the Closing Date) in custody with the Custodian under the Custody Agreement, for delivery under this Agreement, certificates in negotiable form (with signature guaranteed) representing the shares of Common Stock to be sold by it.

         (c) Such Selling Stockholder has duly and irrevocably executed and delivered the Power of Attorney appointing Donald R. Horton as Attorney-in-fact, with full power of substitution, and with full authority to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Stockholder.

         (d) Such Selling Stockholder has full legal right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement, by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or in-strument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for such consents, approval, authorizations, registrations or qualifications as may be required under the Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby or thereby.

         (e) To the extent that any statements made in the Registration Statement or the Prospectus or any amendment or supplement pertain to and are made in reliance upon and in conformity with written information provided by such Selling Stockholder to the Company concerning such Selling Stockholder specifically for inclusion under the caption "Selling Stockholders" in the Prospectus, the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading.

         (f) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization of the price of the Common Stock.

        9.  Indemnification and Contribution.  (a)  The Company agrees to
            --------------------------------
indemnify and hold harmless each Underwriter,
its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that
                                                       --------  -------
the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any officer or employee of such Underwriter or any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. Notwithstanding anything to the contrary herein, no Underwriter shall be obligated to send or give any Incorporated Document, or any amendment or supplement thereto, to any person in order to benefit from the indemnification provisions herein or otherwise. The foregoing indemnity agreement shall be in addition to any liability which the Company or any Selling Stockholder may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or any Selling Stockholder, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such
                                           --------------------
indemnifying parties shall be entitled to assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to the information furnished in writing by or on behalf of such Selling Stockholder expressly for inclusion under the caption "Selling Stockholders" in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. The maximum aggregate liability of a Selling Stockholder pursuant to the foregoing indemnity agreement shall not exceed the product of (i) the number of shares of stock sold by the Selling Stockholder and
(ii) the price per share paid to the Selling Stockholder by the Underwriters pursuant hereto. If any action, suit or proceeding shall be brought against any Underwriter or any such controlling person of any Underwriter based on the Registration Statement, the Prospectus or any Prepricing Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Selling Stockholder pursuant to this paragraph (c), such Selling Stockholder shall have the rights and duties given to the Company by paragraph
(b) above (except that if the Company shall have assumed the defense thereof such Selling Stockholder shall not be entitled to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Selling Stockholder's expense), and each Underwriter and each such controlling person of any Underwriter shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Selling Stockholder may otherwise have.

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each Selling Stockholder, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any Selling Stockholder, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (d), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, the Selling Stockholders, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

          (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a), (c) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Stockholders or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of paragraph (e) above or this paragraph (f), neither the Company nor any Selling Stockholder shall be required to contribute an amount in excess of the amount for which such party would have been liable if the provisions of paragraphs (a) or (c), as applicable had been available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule II hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

          (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an uncondi-tional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or the Selling Stockholders or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company or to the Selling Stockholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

          (i) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Common Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of, the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          (j) Each Selling Stockholder confirms and the Company and the Underwriters acknowledge that the statements under the caption "Selling Stockholders" in the Prospectus constitute the only written information provided by such Selling Stockholder specifically for inclusion in the Registration Statement and the Prospectus.

10.  Conditions of Underwriters' Obligations.  The several obligations of the
     ---------------------------------------
Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and its Subsidiaries not contemplated by the Prospectus, which in your opinion would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Company or any Selling Stockholder which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion materially adversely affect the market for the Shares.

         (c) You shall have received on the Closing Date, an opinion of Gibson Dunn & Crutcher LLP, special counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

                (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole, and has all corporate power and authority necessary to own or hold its properties and conduct its business as described or incorporated by reference in the Prospectus;

                (ii) The Company has authorized and outstanding capital stock as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Common Stock being delivered by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof incorporated by reference in the Prospectus; the shares of Common Stock being delivered and which are being issued by the Company are duly authorized and, when issued upon payment therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable;

                (iii) there are no preemptive rights, nor any restriction upon the voting or transfer of, any shares of the Common Stock provided for in the Company's Certificate of Incorporation or bylaws, or to the knowledge of such counsel, any other agreement to which the Company is a party;

                (iv) To such counsel's knowledge and other than as described or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is of a character which is required to be disclosed in the Prospectus; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others.

                (v) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule

         424(b) under the Act on the date specified therein, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                (vi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial and pro forma data (and the related notes thereto) and statistical data and the financial statements and related schedules therein, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Act; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial and pro forma data (and the related notes thereto) and statistical data and the financial statements, and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission appear on their face to have been appropriately responsive in all material respects to the requirements of the Act and the Exchange Act;

                (vii) To such counsel's knowledge, there are no contracts or other documents of a character which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act;

                (viii) This Agreement has been duly authorized, executed and delivered by the Company; and

                (ix) The issue and sale of the shares of Common Stock being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby will not, to such counsel's knowledge, conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other ma-
         terial agreement or instrument filed (including by incorporation by reference) by the Company as an Exhibit to its Annual Report on Form 10-K for the fiscal year ended September 30, 1996, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or, to such counsel's knowledge, any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries set forth on Schedule III
                                                                  ------------
         hereto or any of their properties or assets; and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Common Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the valid issuance and sale of the Common Stock by the Company.

         In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States of America, the laws of the States of Texas and New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that (x) such counsel has acted as special counsel to the Company in connection with the preparation of the Registration Statement and during the course of the preparation of the Registration Statement and Prospectus, such counsel participated in conferences with representatives of the Company, the Company's corporate counsel, and its accountants and the representatives of the Underwriters and at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement (except as to financial and pro forma data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein), as of the date the

     Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as to financial and pro forma data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any Incorporated Document or any amendment or supplement thereto made by the Company prior to such Closing Date, when they were filed with the Commission, as the case may be, contained (except as to financial and pro forma data (and related notes thereto) and statistical data and the financial statements and related schedules contained or incorporated by reference therein) an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or incorporated by reference therein, and such counsel is not passing upon and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus other than the description of the Company's capital stock incorporated by reference into the Prospectus.

         (d) You shall have received on the Closing Date, an opinion of John M. Saganich, Esq., corporate counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

                (i) The issue and sale of the shares of Common Stock being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, to the knowledge of such counsel, conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed or trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any of the Company's subsidiaries set forth on Schedules III and IV
                                                        -------------     --
         hereto or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Company's subsidiaries set forth on Schedule IV hereto or any of
                                                 -------- --
         their properties or assets; and

                (ii) Each subsidiary of the Company set forth on Schedules III
                                                                 -------------
         and IV which is a corporation has been duly incorporated and is validly
             --
         existing as a corporation in good standing under the laws of its state of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole, and has all corporate power and authority necessary to own or hold its properties and conduct its business as described in the Prospectus. The outstanding shares of capital stock of each such subsidiary is duly authorized, validly issued, fully paid and nonassessable and (except for directors' qualifying shares) are owned of record, directly or indirectly by the Company. Each subsidiary of the Company set forth on Schedules III and IV which is a limited
                                  -------------     --
         partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the state of its organization, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operation or financial condition of the Company and its subsidiaries taken as a whole, and has all partnership power and authority necessary to own or hold its properties and conduct its business as described in the Prospectus. The subsidiaries listed on Schedules III and IV constitute all of the
                                -------------     --
         material subsidiaries of the Company.

         (e) You shall have received on the Closing Date, an opinion of Gibson, Dunn & Crutcher LLP, special counsel for each of the Selling Stockholders, dated the Closing Date and addressed to you, to the effect that:

                (i) To such counsel's knowledge, based solely upon the representation and warranties of the Selling Stockholders contained in this Agreement and factual certificates of the Selling Stockholders, each Selling Stockholder has the legal right, power, and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Common Stock by the Underwriters, to such counsel's knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by any such Selling Stockholder and the consummation by any such Selling Stockholder of the transactions contemplated hereby and thereby;

                (ii) This Agreement has been duly executed and delivered by each such Selling Stockholder and constitutes a valid and binding agreement of each such Selling Stockholder;

                (iii) A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by each such Selling Stockholder and constitute valid and binding agreements of each such Selling Stockholder; and

                (iv) Upon payment therefor, the Selling Stockholders' rights to and interest in the shares of Common Stock to be sold by each such Selling Stockholder under this Agreement on the Closing Date, have been transferred, free of any adverse claim, to each of the several Underwriters who takes in good faith and without notice of an adverse claim.

          In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States of America and the laws of the States of Texas and New York.

         (f) The Underwriters shall have received from Cahill Gordon & Reindel, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Common Stock, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (g) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (h) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to you concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to
                          --------------
     the Underwriters a letter (the "bring-down letter") of such accountants,
                                     -----------------
     addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters in-volving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

         (i) The Company shall have furnished to the Underwriters its certificate, dated such Closing Date executed by its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                (i) The representations and warranties and agreements of the Company in this Agreement are true and correct as of the Closing Date as if made on such date; the Company has complied with all its agreements contained herein to be performed by it at or prior to the Closing Date; and the conditions set forth in Sections 10(a) and 10(k) have been fulfilled;

                (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened; and

                (iii) All filings required by Rule 424(b) and Rule 430A under the Act have been made.

         (j) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Underwriters on the Closing Date a certificate, dated the Closing Date, signed by, or on behalf of, the Selling Stockholder stating that the representations and warranties of the Selling Stockholder contained herein are true and correct as of the Closing Date as if made on such date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to such Closing Date.

         (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calam-ity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, net revenues, per share or total amounts of income before extraordinary income or of net income or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of Smith Barney Inc. and/or a majority in interest of the several Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Stock being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

         (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         (m) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as you reasonably may request.

         (n) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof.

         (o) You shall have been furnished with such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

         (p) The Common Stock to be purchased on the Closing Date by the Underwriters shall be approved for listing on the New York Stock Exchange.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Stockholder and delivered to you or to your counsel shall be deemed a representation and warranty by the Company, the Selling Stockholders or the particular Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (j) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and
(e) shall be revised to reflect the sale of Additional Shares.

          11. Expenses.  As between the Company and the Selling Stockholders,
              --------
on the one hand, and the Underwriters on the other hand, the Company shall pay the following costs and expenses and all other costs and expenses incident to the performance by the Company and the Selling Stockholders of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the New York Stock Exchange;
(vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives (but not Underwriters' representatives) in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders.

          12. Effective Date of Agreement. This Agreement shall become
              ---------------------------
effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, by notifying the Company and the Selling Stockholders.

          If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule II hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such de-fault occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule II hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          13. Termination of Agreement. This Agreement shall be subject to
              ------------------------
termination in your absolute discretion, without liability on the part of any Underwriter to the Company or any Selling Stockholder, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the

Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          14. Miscellaneous. Except as otherwise provided in Sections 5, 12 and
              -------------
13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 1901 Ascension Blvd., Suite 100, Arlington, TX 76006, Attention:
Donald R. Horton; or (ii) if to the Selling Stockholders, at c/o Donald R. Horton at the address set forth in clause (i), Attention: Donald R. Horton, or
(iii) if to you, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

          Applicable Law; Counterparts.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          15. Definition of the Terms "Business Day" and "Subsidiary". For
              -------------------------------------------------------
purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Act.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                              Very truly yours,

                              D.R. HORTON, INC.

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                              Each of the Selling Stockholders
                                 named in Schedule I hereto

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:  Attorney-in-Fact

Confirmed as of the date first
above mentioned:

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON BROTHERS INC

By: SMITH BARNEY INC.

By:
   ----------------------------
   Name:
   Title:

                                   SCHEDULE I

                               D.R. HORTON, INC.

                        Number of        Number of
 Selling Stockholders   Firm Shares  Additional Shares
 --------------------   -----------  -----------------
Donald R. Horton            800,000
Richard L. Horton            50,000
Terrill J. Horton            40,000
David J. Keller              25,000
Scott J. Stone               75,000
Donald J. Tomwitz            10,000
                          ---------     ------------
          Total.......    1,000,000          150,000
                          ---------     ------------


                                  SCHEDULE II

                               D.R. HORTON, INC.

                                           Number of       Number of
              Underwriter                 Firm Shares  Additional Shares
              -----------                 -----------  -----------------
Smith Barney Inc.

Donaldson, Lufkin &
Jenrette Securities
Corporation

Merrill Lynch, Pierce, Fenner & Smith
 Incorporated

Salomon Brothers Inc

                                            5,000,000         750,000
                                            ---------       ---------
Total...................................
                                            ---------       ---------